SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                 --------------


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                           Date of Report: May 7, 2004
                        ---------------------------------
                        (Date of earliest event reported)


                       CITICORP MORTGAGE SECURITIES, INC.
                             (Packager and Servicer)
    (Issuer in Respect of the REMIC Pass-Through Certificates, Series 2004-3)
   --------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)


       Delaware                 333-109722                    13-3408717
 ----------------------------------------------------------------------------
  (State or other juris-       (Commission                 (I.R.S. Employer
 diction of organization)       File Nos.)                Identification No.)


   1000 Technology Drive, O'Fallon, Missouri                   63304
--------------------------------------------------          ----------
   (Address of principal executive offices)                 (Zip Code)


Registrant's Telephone Number, including area code: (636) 261-1313


--------------------------------------------------------------------------
(Former name, former address and former fiscal year, if changed since last report.)

Item 5.        Other Events.

     The following are Collateral Term Sheets prepared by Citicorp Mortgage Securities, Inc. ("CMSI") in connection with the offering of its REMIC Pass-Through Certificates, Series 2004-3. The information set forth in these Collateral Term Sheets will be superseded in its entirety by the information set forth in the final prospectus for the Series 2004-3 REMIC Pass-Through Certificates and by any subsequent Collateral Term Sheets filed under Form 8-K subsequent to the date hereof related to the Series 2004-3 REMIC Pass-Through Certificates.

     On May 27, 2004, CMSI is to transfer to the Trustee mortgage loans(1) with an aggregate scheduled principal balance outstanding (after deducting principal payments due on or before May 1, 2004) as of May 1, 2004 of $619,800,778.37. Information below is provided with respect to all mortgage loans expected to be included in the mortgage loan pool.

     The total number of mortgage loans as of May 1, 2004 was 1,225. The weighted average interest rate on the mortgage loans (before deduction of the servicing fee) as of May 1, 2004 was 5.843%. The weighted average remaining term to stated maturity of the mortgage loans as of May 1, 2004 was 357.95 months. All mortgage loans have original maturities of at least 20 but no more than 30 years. None of the mortgage loans were originated prior to February 1, 2003 or after May 1, 2004. The weighted average original term to stated maturity of the mortgage loans as of May 1, 2004 was 359.54 months.

     None of the mortgage loans has a scheduled maturity later than May 1, 2034. Each mortgage loan had an original principal balance of not less than $54,500, nor more than $1,000,000. Mortgage loans having an aggregate scheduled principal balance of $5,368,851 as of May 1, 2004 had loan-to-value ratios at origination in excess of 80%, but no mortgage loans had loan-to-value ratios in excess of 95%. The weighted average loan-to-value ratio at origination of the mortgage loans as of May 1, 2004 was 64.5%. No more than $7,749,519 of the mortgage loans are secured by mortgaged properties located in any one zip code. At least 98%(2) of the mortgage loans are secured by mortgaged properties determined by CitiMortgage, Inc. to be the primary residence of the borrower.


-----------

1 Terms used herein and not defined have the meaning assigned thereto in the form of Prospectus included in CMSI's Registration Statement (333-109722).

2 Such percentages are expressed as a percentage of the aggregate scheduled principal balance of the mortgage loans having such characteristics relative to the aggregate scheduled principal balance of all mortgage loans.

     At least 94% of the mortgage loans will be mortgage loans originated using loan underwriting policies which require, among other things, proof of income and liquid assets and telephone verification of employment, or are refinanced mortgage loans originated using alternative or streamlined underwriting policies. No more than 6% of the mortgage loans will be mortgage loans originated using a loan underwriting policy which, among other things, requires verification of employment and may require proof of liquid assets, but does not require verification of income as stated on the loan application. No more than 66% of the mortgage loans will be refinanced mortgage loans originated using alternative or streamlined underwriting policies.

     All of the mortgage loans which had loan-to-value ratios greater than 80% at origination had primary mortgage insurance as of such date. In the case of the mortgage loans for which additional collateral was pledged, taken as a group:

      1.    the number of such mortgage loans is 3;

      2. such mortgage loans had an aggregate scheduled principal balance of $874,708;

      3. the weighted average loan-to-value ratio of such mortgage loans, taking into account the loanable value of the pledged additional collateral, is 80%; and

      4. the weighted average loan-to-value ratio of such mortgage loans, without taking into account the loanable value of the pledged additional collateral, is 100%.

     Premium loans will consist of mortgage loans with net loan rates greater than or equal to 5.250%. Discount loans will consist of mortgage loans with net loan rates less than 5.250%. The aggregate scheduled principal balances outstanding as of the cut-off date of the premium loans and the discount loans were $611,102,780 and $8,697,998, respectively. The weighted average interest rates of the premium loans and the discount loans, as of the cut-off date, were 5.850% and 5.354%, respectively. The weighted average remaining terms to stated maturity of the premium loans and the discount loans, as of the cut-off date, were 357.93 months and 359.36 months, respectively.

      The following tables set forth information regarding the mortgage loans as of May 1, 2004.


                     YEARS OF ORIGINATION OF MORTGAGE LOANS

                                  Number of                 Aggregate Principal
Year Originated                   Loans                    Balances Outstanding
---------------                   --------                 --------------------

2003                                 73                         $ 34,980,358

2004                              1,152                          584,820,420


Total                             1,225                         $619,800,778
                                  =====                         ============


                  TYPES OF DWELLINGS SUBJECT TO MORTGAGE LOANS

Type of                           Number of                 Aggregate Principal
Dwelling Unit                     Loans                    Balances Outstanding
-------------                     ---------                --------------------

Detached Houses                   1,069                         $540,685,761

Multi-family Dwellings*              29                           15,681,653

Townhouses                           25                           11,721,426

Condominium Units (one to four       40                           18,265,610
stories high)

Condominium Units (over four         15                            9,413,193
stories high)

Cooperative Units                    47                           24,033,135


Total                             1,225                         $619,800,778
                                  =====                         ============
-----------
*   Multi-family dwellings are 2-family, 3-family and 4-family.

             NUMBER OF UNITS IN DWELLINGS SUBJECT TO MORTGAGE LOANS

Type of                           Number of                 Aggregate Principal
Dwelling Unit                     Loans                    Balances Outstanding
-------------                     ---------                --------------------

1-family                          1,197                         $604,648,571

2-family                             19                           11,614,884

3-family                              5                            2,330,357

4-family                              4                            1,206,966


Total                             1,225                         $619,800,778
                                  =====                         ============


                             SIZE OF MORTGAGE LOANS

Outstanding Principal             Number of                 Aggregate Principal
Balance by Loan Size              Loans                    Balances Outstanding
---------------------             ---------                --------------------

$149,999 and under                   12                         $  1,233,924

$150,000 through $199,999             5                              864,508

$200,000 through $249,999             6                            1,346,308

$250,000 through $299,999             6                            1,655,733

$300,000 through $349,999            36                           12,341,764

$350,000 through $399,999           260                           98,717,122

$400,000 through $449,999           238                          101,330,554

$450,000 through $499,999           193                           92,269,319

$500,000 through $549,999           124                           65,257,047

$550,000 through $599,999            96                           55,310,607

$600,000 through $649,999            78                           48,967,545

$650,000 through $699,999            50                           34,201,758

$700,000 through $749,999            18                           13,001,373

$750,000 through $799,999            19                           14,970,796

$800,000 through $849,999            13                           10,768,799

$850,000 through $899,999            13                           11,448,548

$900,000 through $949,999            20                           18,481,465

$950,000 through $999,999            38                           37,633,608

$1,000,000 and over                   0                                    0


Total                             1,225                         $619,800,778
                                  =====                         ============

                  DISTRIBUTION OF MORTGAGE LOANS BY NOTE RATES

Mortgage Loan                     Number of                 Aggregate Principal
Note Rate                         Loans                    Balances Outstanding
-------------                     ---------                --------------------

5.250% - 5.500%                      96                         $ 51,171,037

5.501% - 6.000%                     938                          481,264,059

6.001% - 6.500%                     182                           82,548,318

6.501% - 7.000%                       8                            3,915,023

7.001% - 7.250%                       1                              902,341


Total                             1,225                         $619,800,778
                                  =====                         ============


                         DISTRIBUTION OF MORTGAGE LOANS
                     BY LOAN-TO-VALUE RATIOS AT ORIGINATION

                                  Number of                 Aggregate Principal
Loan-To-Value Ratio               Loans                    Balances Outstanding
-------------------               ---------                --------------------

65.00% and below                    534                         $289,011,601

65.001% - 75.000%                   313                          151,439,186

75.001% - 80.000%                   362                          173,981,140

80.001% - 85.000%                     5                            1,203,654

85.001% - 90.000%                     8                            3,433,348

90.001% - 95.000%                     3                              731,849


Total                             1,225                         $619,800,778
                                  =====                         ============

                           GEOGRAPHIC DISTRIBUTION OF
                          MORTGAGED PROPERTIES BY STATE

                                  Number of                 Aggregate Principal
State                             Loans                    Balances Outstanding
-----                             --------                 --------------------

Alabama                               5                         $  2,499,488
Arizona                               9                            4,334,894
Arkansas                              3                            1,350,318
California                          587                          296,923,131
Colorado                             14                            6,970,413
Connecticut                          36                           17,138,780
Delaware                              2                              756,915
District of Columbia                 14                            7,323,483
Florida                              19                            9,222,058
Georgia                              19                            9,739,550
Hawaii                                1                              528,627
Idaho                                 2                            1,046,975
Illinois                             29                           15,711,706
Indiana                               2                            1,004,042
Louisiana                             2                              955,588
Maine                                 1                              258,471
Maryland                             54                           27,688,781
Massachusetts                        59                           30,352,593
Michigan                              8                            3,266,336
Minnesota                             8                            4,195,656
Missouri                             17                            7,902,856
Montana                               1                              525,464
Nevada                                6                            2,637,638
New Hampshire                         1                              461,540
New Jersey                           51                           25,829,782
New Mexico                            3                            1,688,468
New York                            145                           75,979,640
North Carolina                       14                            8,054,498
Ohio                                  2                              459,109
Oregon                                4                            1,738,422
Pennsylvania                         13                            6,900,248
Rhode Island                          1                              412,569
South Carolina                        4                            1,520,722
Tennessee                             4                            1,788,165
Texas                                22                           12,406,633
Utah                                  6                            2,769,109
Vermont                               1                              436,533
Virginia                             46                           22,037,037
Washington                           10                            4,984,540


Total                             1,225                         $619,800,778
                                  =====                         ============

                         DISTRIBUTION BY FICO SCORES AND
                       LOAN-TO-VALUE RATIOS AT ORIGINATION

FICO score                                             Loan-to-value ratio
----------                                             -------------------
                    65.00%        65.001%-      75.001%-     80.001%-      85.001%-      90.001%-
                   and below      75.000%       80.000%      85.000%       90.000%       95.000%      All loans
                   ---------      -------       -------      -------       -------       -------      ---------
---------------------------------------------------------------------------------------------------------------
620 and less         0.36%         0.30%         0.23%        0.02%         0.00%         0.00%         0.91%
620 to 649           1.78          0.84          0.36         0.00          0.00          0.00          2.98
650 to 699           6.02          4.16          5.45         0.07          0.38          0.06         16.15
700 to 749          15.23          8.17         10.03         0.07          0.06          0.05         33.63
750 to 799          22.31         10.70         11.72         0.03          0.11          0.00         44.87
800 and above        0.92          0.26          0.28         0.00          0.00          0.00          1.46


Total               46.63%        24.43%        28.07%        0.19%         0.55%         0.12%       100.00%
                    ======        ======        ======        =====         =====         =====       =======

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                            CITICORP MORTGAGE SECURITIES, INC.
                                            (Registrant)

                                            By: /s/ Howard Darmstadter
                                               -------------------------
                                                    Howard Darmstadter
                                                    Assistant Secretary


Dated: May 7, 2004